Exhibit 99.3

This Note has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or under the provisions of any applicable state securities laws, but has been acquired by the registered holder hereof for purposes of investment and in reliance on statutory exemptions under the Securities Act, and under any applicable state securities laws. This Note may not be sold, pledged, transferred or assigned except in a transaction which is exempt under provisions of the Securities Act and any applicable state securities laws or pursuant to an effective registration statement; and in the case of an exemption, only if the Company has received an opinion of counsel satisfactory to the Company that such transaction does not require registration of this Note. This note is exempt from registration under section 4(2) of the Securities Act.

MONEYONMOBILE, INC.
12% SENIOR SECURED CONVERTIBLE PROMISSORY NOTE
$2,480,573    Effective Date: February 28, 2018
Dallas, Texas
FOR VALUE RECEIVED, MoneyOnMobile, Inc., a Texas corporation (“Borrower” or “Company”), hereby promises to pay to Laird Cagan, an individual (“Lender”), in lawful money of the United States of America and in immediately available funds, the principal amount of TWO MILLION FOUR HUNDRED EIGHTY THOUSAND, FIVE HUNDRED SEVENTY-THREE ($2,480,573) (the “Loan”), together with accrued and unpaid interest thereon, payable on the dates and in the manner set forth below.
This 12% Senior Secured Convertible Promissory Note (this “Note”) is executed and delivered in connection with that certain Securities Exchange Agreement by and between Borrower and Lender (as the same may from time to time be amended, modified or supplemented), of even date herewith, attached hereto and incorporated herein by reference (the “Securities Exchange Agreement”). Subject to the limitations set forth herein, all obligations under this Note shall be secured by a senior priority lien interest in all assets of the Borrower, senior to any other indebtedness of the Borrower, as provided in the Security Agreement by and between Borrower and Lender (as the same may from time to time be amended, modified or supplemented), of even date herewith, attached hereto and incorporated herein by reference (the “Security Agreement”).
1.Payments; Prepayment
.
(a)The outstanding principal amount of the Loan shall be payable in full on December 31, 2019 (“Maturity Date”) unless earlier converted pursuant to Section 2 hereof, subject to the terms and limitations hereunder.
(b)The Borrower may prepay this Note in whole or in part at any time prior to the Maturity Date without the written consent of Lender, at Borrower’s sole discretion, but only after providing ten (10) days advance written notice to Lender of the amount and timing of the prepayment and solely to the extent disclosed in the written notice (a “Prepayment”).
2.Conversion into Common Stock.
(a)At any time while this Note is outstanding, the Lender shall have the right, at its option, to convert all or a part of the outstanding Loan into that number of shares of the Borrower’s common stock, par value $0.001 per share (“Common Stock”), equal to the result of dividing the Loan, and any accrued and unpaid Interest thereon, by $0.25, as may be adjusted for stock splits, stock dividends, subdivisions or combinations of, or similar transactions in, the Common Stock (the “Conversion Shares”).
(b)The Loan due hereunder shall automatically be reduced by the amount of Loan that has previously been converted pursuant to Section 2(b) hereof.
(c)In order to exercise its voluntary conversion rights pursuant to Section 2 hereof, the Lender shall deliver a written notice of election to convert sent by email, overnight courier or registered mail in the form of which is attached hereto as Annex A (each, a "Conversion Notice") setting forth the amount of Loan the Lender is electing to convert, duly completed and signed, to the Borrower. Each conversion shall be deemed to have been effected immediately prior to the close of business on the first business day following the date that the Conversion Notice is sent to the Borrower (the “Conversion Date”), and the Lender shall be deemed to have become the holder of record of the shares of Common Stock at such time and on such date.
(d)As promptly as practicable after delivery by the Lender of the Conversion Notice and in any event within five (5) business days after such delivery, the Borrower shall issue and deliver to the Lender a certificate or certificates for the number of full shares of Common Stock representing the Conversion Shares. In the event that less than the total Loan remaining under this Note is converted pursuant to Section 2 hereof, the Borrower shall, simultaneously with the issuance of certificates for

Exhibit 99.3

the shares of Common Stock issuable upon conversion of all or part of this Note, cause the Borrower to issue and deliver to the Lender (or in accordance with the instructions of the Lender) a new Note for the balance of the Loan not so converted. All shares of Common Stock delivered upon conversion of all or part of this Note will upon delivery in accordance with the provisions hereof be duly and validly issued and fully paid and non-assessable, free of all liens and charges and not subject to any preemptive rights.
(e)No fractional shares or securities representing fractional shares of Common Stock shall be issued upon conversion of all or part of this Note. Any fractional interest in a share of Common Stock resulting from conversion of all or part of this Note shall be paid in cash (computed to the nearest cent) equal to such fraction multiplied by $0.25 on the date of such conversion.
3.Interest Rate
. Borrower further promises to pay Interest on the sum of the unpaid principal balance of the Loan outstanding, from January 1, 2018, until all such principal amounts shall have been repaid in full. Interest shall be payable monthly at the rate of Twelve Percent (12.0%) per annum, and shall be calculated on the basis of a 360-day year (“Interest”). Unpaid interest shall accrue for the life of the loan.
4.Place of Payment
. All amounts of the Loan and any accrued and unpaid Interest payable hereunder shall be payable to Lender at the address it specifies to Borrower in writing.
5.Application of Payments
. Notwithstanding the Borrower’s obligations set forth in Section 1(c) hereof, any payments on this Note shall be applied first to any accrued and unpaid Interest, and thereafter to the outstanding principal balance hereof.
6.Secured Obligation
. Subject to limitations under this Note as described in Sections 7 and 8 below, Borrower hereby grants to Lender a lien and security interest in, to and under all of the following assets of the Borrower (collectively, the “Collateral”):
(a)all accounts, accounts receivable, contract rights, general intangibles, chattel paper, notes, drafts, acceptances, and all other debts, obligations and liabilities in whatever form owing to Borrower from any person, firm, corporation or other legal entity (“Person”) whether now existing or hereafter arising or acquired;
(b)all now owned or hereafter acquired and wherever located goods, merchandise and other personal property which are held for sale or lease or to be furnished under contracts of service or held as raw materials, work in process or finished goods and supplies or materials used or consumed in Borrower’s business or used in connection with the manufacture, packing, shipping, advertising or furnishing of such goods;
(c)all now existing or hereafter acquired machinery, equipment, furniture and fixtures, including spare parts, replacements, substitutions, additions or accessions thereto, wherever located;
(d)all documents, policies and certificates of insurance and chooses in action, whether now or hereafter existing;
(e)all instruments, securities and cash owned by Borrower or in which Borrower has an interest, which now or hereafter are at any time in possession or control of Lender or in transit by mail or carrier to or from Lender or in the possession of any third party acting on Lender’s behalf, without regard to whether Lender received the same in pledge, for safekeeping, as agent for collection or transmission or otherwise or whether Lender has conditionally released the same;
(f)all books, records, ledger sheets and other records relating to the foregoing;
(g)all customer lists, purchase orders, contract rights, trademarks, trade names, copyrights, patents, processes, and all applications therefor, know-how, trade secrets, confidential information, goodwill, assumed names, and all other intellectual property;
(h)all proceeds, products, offspring, rents and profits of the foregoing, including, without limitation, proceeds of insurance; and
(i)such other collateral as described in the Security Agreement executed contemporaneously with this Note by Borrower and Lender.
7.Other Liens
As of the date hereof, there are no other liens, claims, security interests or other encumbrances (“Liens”) attaching to the Collateral, except for the liens in favor of Hall MOM, LLC as described in Section 8(b) below.
At request of Lender, Borrower will join with Lender in executing one or more financing statements pursuant to the Uniform Commercial Code (the “Code”) in form satisfactory to Lender. Borrower hereby authorizes Lender to file a financing statement signed only by Lender in all places where necessary to perfect Lender’s security interest in the Collateral in all jurisdictions where such authorization is permitted by the Code. Borrower further agrees to prepare all such financing statements and submit said statement to Lender. Without limiting the foregoing Borrower agrees that whenever the Code requires Borrower to sign a financing statement for filing purposes, Borrower hereby appoints Lender or any of Lender’s representatives as Borrower’s attorney

Exhibit 99.3

and agent, with full power of substitution, to sign or endorse Borrower’s name on any such financing statement or other document and authorizes Lender to file such a financing statement in all places where necessary to perfect Lender’s security interest in the Collateral. A carbon, photographic or other reproduction of this Note or of a financing statement is sufficient as a financing statement. Upon full payment of all obligations under this Note, the Lien or charge created hereby or resulting herefrom, shall cease to exist and Lender shall file all termination statements requested by Borrower necessary to accomplish this purpose.
8.Subordination
.
(a)Notwithstanding the foregoing, the Borrower agrees, and the Lender by its acceptance hereof likewise agrees, that the security interest granted in connection with this Note is subject to any and all prior security interested granted and may be subordinated by the Borrower to a Senior Lender according to the terms outlined below. Lender agrees to enter into a subordination agreement for Senior Lender according to standard industry terms and conditions. As used herein, “Senior Lender” shall mean the indebtedness referenced in Section 8(b) and all indebtedness of the Borrower for money borrowed from any bank or other non-affiliated financial institution or investment group (including any indebtedness to any assignees thereof) whether now existing or hereafter arising, including, without limitation, all principal and interest (including such interest as may accrue after the initiation of bankruptcy proceedings), and all premiums, fees and expenses owing by the Borrower to any such parties in respect of Senior Lender, so long as the such Senior Lender purports to be and is acknowledged by Borrower to be in a collateral position superior to Lender and Borrower has consented to the lender’s extension of indebtedness to Borrower and the terms of such extension.
(b)Notwithstanding the foregoing, the Borrower agrees, and the Lender by its acceptance hereof likewise agrees, that the security interest granted in connection with this Note is subject to and subordinate to any financial obligations, claims, security interests or other encumbrances in connection with, and arising out of, any and all agreements, debt instruments and a final judgement against the Company in favor of Hall MOM, LLC, a Texas limited liability company, as set forth in the Borrower’s public filings.
(c)Borrower agrees it will not enter into a secured loan with any party without the express approval of Lender at Lender’s sole discretion.
9.Events of Default
. Each of the following shall constitute an event of default (each an “Event of Default”):
(a)The failure of the Borrower to pay the outstanding principal amount of the Loan, accrued and unpaid Interest or other sum when due hereunder or under any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby. In the case of a failure to pay accrued and unpaid Interest when and as due, in addition to and not in lieu of Lender’s other remedies, such Interest shall be added to the principal balance of the Loan and Interest shall accrue thereon in accordance with the terms of this Note, and such additional principal amount shall be convertible into Common Stock in accordance with the terms of this Note;
(b)The Borrower shall be involved in financial difficulties as evidenced: (i) by its commencement of a voluntary case under Title 11 of the United States Code as from time to time in effect; (ii) by its filing an answer or other pleading admitting or failing to deny the material allegations of a petition filed against it commencing an involuntary case under said Title 11, or seeking, consenting to or acquiescing in the relief therein provided, or by its failing to controvert timely the material allegations of any such petition; (iii) by the entry of an order for relief in any involuntary case commenced under said Title 11; (iv) by the entry of an order by a court of competent jurisdiction (A) by finding it to be bankrupt or insolvent, (B) ordering or approving its liquidation, reorganization or any modification or alteration of the rights of its creditors, or (C) assuming custody of, or appointing a receiver or other custodian for all or a substantial part of its property and such order shall not be vacated or stayed on appeal or otherwise stayed within 120 days; (v) by the filing of a petition against the Borrower under said Title 11 which shall not be vacated within 120 days; or (vi) by its making an assignment for the benefit of, its creditors, or appointing or consenting to the appointment of a receiver or other custodian for all or a substantial part of its property;
(c)The Borrower, and/or one or more subsidiaries or affiliates of Borrower, shall default on, or otherwise fail to cure within ten (10) business days any obligations in the aggregate amount of $500,000 or more;
(d)The Borrower or a subsidiary of Borrower shall sell, license on an exclusive basis or otherwise transfer all or substantially all of its assets in one or more of a series of related transactions;
(e)The Borrower shall sell or transfer any equity interest in a subsidiary, or possession of any equity interest in a subsidiary, to an unaffiliated third party;
(f)A subsidiary of Borrower shall issue, grant, sell or otherwise transfer any equity interest in the subsidiary, any instrument convertible into an equity interest in such subsidiary, or any warrant, option or other right to purchase an equity interest in such subsidiary, if the Borrower, following the issuance, grant, sale, or transfer would no longer possess, on a fully diluted basis, both a majority of the outstanding equity interests in the subsidiary and the exclusive right to elect a majority of the directors of such subsidiary.

Exhibit 99.3

10.Acceleration. For each Event of a Default described in Section 9(a), Borrower shall be liable for a late fee of five percent (5%) of the unpaid portion of the amount then due. At any time after an Event of Default, at the option of the holder of this Note, upon written notice to the Borrower, the outstanding principal of any and all accrued but unpaid Interest in respect of this Note shall be immediately due and payable upon delivery of such written notice, without presentment, demand, protest or any other notice of any kind being required, all of which are hereby expressly waived by the Borrower.
11.Due Authorization
. The Borrower has the full power and authority to execute and deliver this Note and to consummate the transactions contemplated on its part hereby and thereby. The execution, delivery (or filing or adoption, as the case may be), and performance by the Borrower of this Note have been duly authorized by the Borrower. This Note is a valid and binding agreement of the Borrower, enforceable against the Borrower in accordance with its terms, except as limited by bankruptcy, insolvency and other laws affecting the enforcement of creditors’ rights generally and by equitable principles in any action (legal or equitable) and by public policy.
12.Governing Law
. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction. Any action brought to enforce or interpret this Note shall be brought in the courts located in Dallas County, Texas.
13.Transfers, Successors and Assigns
. The provisions of this Note shall inure to the benefit of and be binding on any successor to Borrower and shall extend to any holder hereof; provided, however, that the Lender may not, without the prior written consent of Borrower (such consent not to be unreasonably withheld and such consent not to be required if an Event of Default exists), assign, transfer or negotiate this Note to any Person. Any such transfer or assignment must be in full compliance with applicable securities laws.
14.Disposition of Collateral
. Notwithstanding the order of filing of any UCC-1 Financing Statements, the Lender agrees and acknowledges that the proceeds from any sale, disposition or other realization upon all or any part of the Collateral shall be distributed to the holders of any and all senior positions in an amount equal to the then unpaid obligations under such senior obligations, as described in Sections 7 and 8 herein, with any excess then being distributed to the holder of this Note and then to the Borrower in accordance with the Code or as a court of competent jurisdiction may direct.
15.Waiver of Notice. Borrower, to the full extent allowed by law, waives notice of maturity, diligence, presentment, demand for payment, protest and notice of protest, and notice of nonpayment and dishonor of this Note, and any other notice of any kind.
16.Reservation of Rights. The holder may delay or forego enforcing any of holder’s rights or remedies in respect of this Note without waiving any of them. No single or partial exercise of any power or right by holder will prevent holder’s exercise of any further power or right or remedy, whether at law or in equity. No waiver or forbearance of any power or right is valid against holder unless it is stated in writing and is signed by holder, and it shall apply only to the extent set out in such writing.
17.Confession of Judgment. Borrower hereby irrevocably authorizes and appoints Lender, together with any designee of the holder at the time of an Event of Default, as Borrower’s attorney-in-fact (i) to appear in the office of the Clerk of the District Court of the State of Texas in Dallas, Texas, or in the office of the Clerk of the Dallas Division of the United States Federal District Court for the Northern District of Texas; (ii) to confess judgment against Borrower for the unpaid amount of this Note then due, plus attorneys’ fees and collection fees and other sums as provided in this Note, plus costs of suit; (iii) to release all errors; and (iv) to waive all rights of appeal. If a copy of this Note, verified by an affidavit, shall have been filed in the proceeding, it will not be necessary to file the original as a warrant of attorney. No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as holder may elect until all amounts owing on this Note have been paid in full.
18.Attorney Fees and Costs. Borrower shall pay Lender’s attorney fees for consummating this transaction. In addition, subject to any limits under applicable law, in the Event of a Default, Borrower will reimburse holder for all costs and expenses, including but not limited to attorneys’ fees and costs, that holder incurs in collecting on this Note or otherwise responding to, evaluating or addressing Borrower’s Default, regardless of whether holder is required to institute legal proceedings.

Exhibit 99.3

IN WITNESS WHEREOF, the Borrower and the Lender have duly executed this Note as of the date first written above.
BORROWER:                        LENDER:

Money On Mobile, Inc.

By:    /s/ Harold Montgomery                /s/ Laird Cagan
Harold Montgomery                Laird Cagan
Chief Executive Officer                Address: 200 Alamos Road
Portola Valley, CA 94028

Exhibit 99.3

Annex A

CONVERSION NOTICE
(To be executed by the Holder in order to convert the Note)

TO:

The undersigned hereby irrevocably elects to convert $                     of the principal amount of the 12% Senior Secured Convertible Promissory Note due December 31, 2019, into shares of Common Stock of MoneyOnMobile, Inc., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:
Amount to be converted:	$
Conversion Price:	$
Number of shares of Common Stock to be issued:
Amount of Note Unconverted:	$

Please issue the shares of Common Stock in the following name and to the following address:
Issue to:

Authorized Signature:
Name:
Title:
Broker DTC Participant Code:
Account Number: